Exhibit 24.1

                                                           POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:  That the undersigned, a director or officer, or both, of Acxiom Corporation ("Acxiom"), acting pursuant to authorization of the Board of Directors of Acxiom, hereby appoints Catherine L. Hughes, Jerry C. Jones and
Jefferson D. Stalnaker, or any one of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of Acxiom, to sign a Registration Statement on Form S-8, together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange
Commission under the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 950,000 shares of common stock, $.10 par value, of Acxiom to be issued and delivered in accordance with the 2000 Associate Stock Option Plan of Acxiom
Corporation (the "Plan"), and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand as of this 26th day of May, 2004.

                                                     Signed:    /s/ William T. Dillard II
                                                              --------------------------------
                                                     Name:    WILLIAM T. DILLARD II

                                                     Signed:    /s/ Ann Die Hasselmo
                                                              --------------------------------
                                                     Name:    ANN DIE HASSELMO

                                                     Signed:    /s/ Harry C. Gambill
                                                              --------------------------------
                                                     Name     HARRY C. GAMBILL

                                                     Signed:    /s/ William J. Henderson
                                                              --------------------------------
                                                     Name:    WILLIAM J. HENDERSON

                                                     Signed:    /s/ Rodger S. Kline
                                                              --------------------------------
                                                     Name:    RODGER S. KLINE

                                                     Signed:    /s/ Thomas F. (Mack) McLarty, III
                                                              --------------------------------
                                                     Name:    THOMAS F. (MACK) McLARTY, III

                                                     Signed:    /s/ Charles D. Morgan
                                                              --------------------------------
                                                     Name:    CHARLES D. MORGAN

                                                     Signed:    /s/ Stephen M. Patterson
                                                              --------------------------------
                                                     Name:    STEPHEN M. PATTERSON

                                                     Signed:    /s/ Jefferson D. Stalnaker
                                                              --------------------------------
                                                     Name:    JEFFERSON D. STALNAKER

                                                     Signed:    /s/ James T. Womble
                                                              --------------------------------
                                                     Name:    JAMES T. WOMBLE

  POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:  That the undersigned director of Acxiom Corporation ("Acxiom"), acting pursuant to authorization of the Board of Directors of Acxiom, hereby appoints Catherine L. Hughes, Jerry C. Jones and Jefferson D. Stalnaker,
or any one of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director of Acxiom, to sign a Registration Statement on Form S-8, together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 950,000 shares of common stock, $.10 par value, of Acxiom to be issued and delivered in accordance with the 2000 Associate Stock Option Plan of Acxiom Corporation (the "Plan"), and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

       IN WITNESS WHEREOF, I have hereunto set my hand as of this 23rd day of August, 2004.

                                                     Signed:      /s/  Mary L. Good
                                                              --------------------------------
                                                     Name:    MARY L. GOOD